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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                        Pursuant to Section 13 or 15 (d)
                     of the Securities Exchange Act of 1934

                         Date of Report: August 12, 2002





                          McDERMOTT INTERNATIONAL, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)




     REPUBLIC OF PANAMA                  1-8430                72-0593134
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(State or other jurisdiction          (Commission)           (IRS Employer
      of incorporation)                 File No.)          Identification No.)





1450 Poydras Street, New Orleans, Louisiana                         70112-6050
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 (Address of principal executive offices)                           (Zip Code)





Registrant's Telephone Number, including Area Code:  (504) 587-5400
                                                     --------------




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Item 9.       REGULATION FD DISCLOSURE

On August 12, 2002, McDermott International, Inc. submitted the following certifications of its Chief Executive Officer and Chief Financial Officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and
(b) of Section 1350, Chapter 63 of Title 18, United States Code) in correspondence to the SEC accompanying McDermott's Quarterly Report on Form 10-Q for the quarter ended June 30, 2002.

                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
             (SUBSECTIONS (a) AND (b) OF SECTION 1350, CHAPTER 63 OF
                         TITLE 18, UNITED STATES CODE)

         Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (Subsections
(a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), I, Bruce W. Wilkinson, Chairman of the Board and Chief Executive Officer of McDermott International, Inc., a Panamanian corporation (the "Company"), hereby certify, to my knowledge, that:

                  (1) the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2002 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

                  (2) information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated: August 12, 2002         /s/ Bruce W. Wilkinson
                               -------------------------------------------------
                               Bruce W. Wilkinson
                               Chairman of the Board and Chief Executive Officer


         The foregoing certification is being furnished solely pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of
Section 1350, Chapter 63 of Title 18, United States Code) and is not being filed as part of the Report or as a separate disclosure document.



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                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
             (SUBSECTIONS (a) AND (b) OF SECTION 1350, CHAPTER 63 OF
                         TITLE 18, UNITED STATES CODE)

         Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (Subsections
(a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), I, Francis S. Kalman, Executive Vice President and Chief Financial Officer of McDermott International, Inc., a Panamanian corporation (the "Company"), hereby certify, to my knowledge, that:

                  (1) the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2002 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

                  (2) information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated: August 12, 2002      /s/ Francis S. Kalman
                            ----------------------------------------------------
                            Francis S. Kalman
                            Executive Vice President and Chief Financial Officer


         The foregoing certification is being furnished solely pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of
Section 1350, Chapter 63 of Title 18, United States Code) and is not being filed as part of the Report or as a separate disclosure document.



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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.






                                      McDERMOTT INTERNATIONAL INC.





                                      By: /s/ Thomas A. Henzler
                                         ---------------------------------------
                                         Thomas A. Henzler
                                         Vice President Finance
                                         and Corporate Controller






August 12, 2002




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